SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                  [X]
Filed by a Party other
  than the Registrant                    [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [ ]  Confidential, for Use of
                                              the Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                         SOGEN INTERNATIONAL FUND, INC.
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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(1)  Title of each class of securities to which transaction applies:

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     previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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








                         SOGEN INTERNATIONAL FUND, INC.

                          Notice of Special Meeting of
                                 Shareholders of
                       SoGen International Fund, Inc. and
                                 Proxy Statement

                                   May 4, 1998







Table of Contents                                       Page

Introduction..............................................
Certain Information Regarding
  the Investment Adviser, the Principal
  Underwriter, the Accounting Agent and
  the Shareholder Servicing Agent.........................
Proposal to Approve or Disapprove
  the Reorganization of the Company as a
  Series of SoGen Funds, Inc..............................
Additional Information....................................
Appendix A: Agreement and Plan
  of Reorganization......................................A-1

                         SOGEN INTERNATIONAL FUND, INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 334-2143

                                -----------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  July 17, 1998


                                -----------------

To the Shareholders of
SOGEN INTERNATIONAL FUND, INC.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of SoGen International Fund, Inc. (the "Company") will be held at the offices of the Company, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on July 17, 1998 at 9:00 a.m., for the following purposes:

         1. To approve or disapprove a proposal to reorganize the Company as a newly-organized separate investment portfolio of SoGen Funds, Inc. (the "Successor Portfolio"). Under this proposal, shareholders will be asked to consider and approve or disapprove an Agreement and Plan of Reorganization between the Company and SoGen Funds, Inc. pursuant to which the Successor Portfolio (to be named SoGen International Fund) would acquire all of the assets and assume all of the liabilities of the Company in exchange for shares of the Successor Portfolio. Immediately thereafter, the Company would distribute such shares to the shareholders of the Company in complete liquidation of the Company, as more fully described in the accompanying proxy statement.

         2. To transact any other business that may properly come before the Meeting.

         The Directors have fixed the close of business on April 24, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                  By order of the Board of Directors,


                                  Philip J. Bafundo
                                  Secretary

New York, New York
May 4, 1998

================================================================================
                             YOUR VOTE IS IMPORTANT

          PLEASE VOTE IMMEDIATELY! YOU CAN VOTE BY TELEPHONE, INTERNET,
      OR BY SIGNING, DATING, AND INDICATING YOUR VOTING INSTRUCTIONS ON THE
      ENCLOSED PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH
                NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
              DETAILS CAN BE FOUND IN THE ENCLOSED PROXY STATEMENT.

================================================================================

                                 PROXY STATEMENT

                         SOGEN INTERNATIONAL FUND, INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 334-2143

                                -----------------


                         SPECIAL MEETING OF SHAREHOLDERS
                                  July 17, 1998


                                -----------------


                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of SoGen International Fund, Inc., a Maryland corporation (the "Company"), to be voted at a Special Meeting of Shareholders of the Company, to be held at the offices of the Company, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on July 17, 1998 at 9:00 a.m., and at any adjournments and postponements thereof (collectively, the "Meeting"). Such solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Company. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about May 4, 1998.

      The presence in person or by proxy of the holders of record of a majority of the shares of the Company entitled to vote thereat shall constitute a quorum at the Meeting. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Company present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

      The Board of Directors has fixed the close of business on April 24, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Company as of April 24, 1998 consisted of [ ] shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, if the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the proposal set forth below. Any shareholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Company at its offices at 1221 Avenue of the Americas, New York, New York 10020, or by signing another proxy of a later date, or by personally casting his vote at the Meeting.

      As of April 24, 1998, the Directors and officers of the Company as a group owned less than 1% of the shares of the Company. The Company knows of no person who owns beneficially more than 5% of the capital stock of the Company.

      The most recent annual and semi-annual reports of the Company, including financial statements, have been previously mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Company at 1221 Avenue of the Americas, New York, New York 10020, (800) 334-2143 and they will be sent promptly by first-class mail.

                          CERTAIN INFORMATION REGARDING
               THE INVESTMENT ADVISER, THE PRINCIPAL UNDERWRITER,
            THE ACCOUNTING AGENT AND THE SHAREHOLDER SERVICING AGENT

      The Company has retained Societe Generale Asset Management Corp. ("SGAM Corp."), a Delaware corporation, with offices at 1221 Avenue of the Americas, New York, New York 10020, to serve as its investment adviser (the "Adviser") under an investment advisory agreement which became effective April 26, 1990. The Adviser is an indirect, majority-owned subsidiary of Societe Generale, which is one of France's largest banks. The Company has retained the services of Societe Generale Securities Corporation, with offices at 1221 Avenue of the Americas, New York, New York 10020, to serve as its principal underwriter. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as accounting agent to the Company and DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105 serves as shareholder servicing agent to the Company.

              PROPOSAL TO APPROVE OR DISAPPROVE THE REORGANIZATION
                 OF THE COMPANY AS A SERIES OF SOGEN FUNDS, INC.

Introduction

      The Board of Directors of the Company has approved a reorganization of the Company (the "Reorganization") pursuant to which all of the assets of the Company would be acquired, and all of the liabilities of the Company assumed, by SoGen International Fund (the "Successor Portfolio"), a series of SoGen Funds, Inc. ("SoGen Funds") that has not yet commenced operations, in exchange for shares of the Successor Portfolio. Immediately thereafter, the Company would distribute such shares to the shareholders of the Company in complete liquidation of the Company. SoGen Funds, 1221 Avenue of the Americas, New York, New York 10020 (800-334-2143), is an investment company organized in series form in 1993, with three operating portfolios. The Successor Portfolio would be the fourth portfolio to commence operations.

      If the Reorganization is approved by shareholders, shareholders of the Company will become shareholders of the Successor Portfolio on a share-for-share basis. The investments of the Company will be managed as a separate portfolio of SoGen Funds, and SGAM Corp. will continue to act as investment adviser pursuant to an investment advisory agreement that will be identical to the investment advisory agreement currently in effect with respect to the Company (except for the date and term of such agreement). The Directors and officers of SoGen Funds are the same as those of the Company, the aggregate investment advisory and investment management fees payable by the Successor Portfolio will be identical to the fees currently paid by the Company, the investment objectives, policies and restrictions of the Successor Portfolio will be identical to those of the Company, and all material contracts and agreements entered into by, or pertaining to, the Successor Portfolio on the effective date of the reorganization will be identical to those currently in effect with respect to the Company (except for the dates and terms of such contracts and agreements). The only difference will be that the Successor Portfolio will be a series of SoGen Funds, rather than a stand-alone corporation, and will therefore be governed by SoGen Funds' Charter and By-laws, the By-laws of which are identical in all material respects to those of the Company. The differences between the Charter of the Company (the "Company Charter") and that of SoGen Funds (the "SoGen Funds Charter") are discussed below. The Reorganization will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and the per share net asset value of the Successor Portfolio upon consummation of the Reorganization will equal that of the Company immediately prior thereto.

      If shareholders approve the Proposal, the Reorganization is expected to be consummated on or about July 31, 1998.

Reasons for the Reorganization

      Management's proposal to the Company's Board of Directors that the Company be reorganized as a new portfolio of SoGen Funds arose out of the fact that the Company Charter does not permit the Board to create and issue new classes of shares. In recent years it has become common for mutual funds to offer one or more classes of shares in a single investment portfolio, with each class bearing differing sales loads, distribution and service fees, transfer agency fees and/or certain other shareholder-related expenses. Management concluded that the ability to create and issue new share classes would enable the Company to more effectively meet the needs of the financial intermediaries through whom the majority of the Company's shares are sold. Shareholders could benefit from the multi-class structure not only because of the advantages inherent in having available new investment options, but also because enhancing sales of the Company's shares would help offset the adverse effects that periods of net share redemptions could have on the Company's investment operations and expense ratio. (At present, subject to shareholder approval of this proposal, the Company is contemplating creating an additional class of shares that would be available to investors whose financial intermediaries do not accept payments pursuant to a Rule 12b-1 distribution plan; such shares would, however, be subject to a substantially higher minimum initial purchase requirement.)

      Management considered simply seeking shareholder approval to amend the Company Charter to permit the creation of new classes of shares without the need for further shareholder action. Management concluded, however, that it would be preferable to seek shareholder approval to reorganize the Company as a new portfolio of SoGen Funds. As discussed below, the Board of Directors of SoGen Funds would have the ability, without shareholder approval, to create and issue new classes of shares of the Successor Portfolio. In addition, by combining the Company with the other funds in SoGen Funds' corporate umbrella it would be possible to avoid a significant amount of administrative expenses and effort that currently result from having to maintain the separate existence of the Company. For example, management is currently required to keep separate corporate records on behalf of the two corporations, to make separate regulatory filings, and to negotiate separate contracts with service providers.

      At its meeting on April 24, 1998, the Board of Directors of the Company, for the reasons stated above, approved management's proposal to reorganize the Company as a newly-formed portfolio of SoGen Funds and recommended it to the Company's shareholders for their approval at the Meeting. The Board determined that the Company's participation in the Reorganization is in the best interests of the Company and that the interests of the shareholders of the Company will not be diluted as a result of the Reorganization.

Summary of the Agreement and Plan of Reorganization

      The following discussion summarizes the terms of the Agreement and Plan of Reorganization dated April [ ], 1998 (the "Agreement") entered into between the Company and SoGen Funds. This summary is qualified in its entirety by reference to the Agreement itself, which is included as Exhibit A to this Proxy Statement.

      If the Reorganization is approved by shareholders of the Company, the assets of the Company will be transferred to, and the liabilities of the Company assumed by, SoGen Funds for the account of the Successor Portfolio. At the time the Reorganization is consummated, the Company will receive one share or fractional share of the Successor Portfolio for each share or fractional share of the Company outstanding at the close of business on the business day immediately preceding the date of the consummation of the Reorganization. Shares of the successor Portfolio will be distributed to shareholders of the Company on a share-for-share basis, although as described below under "Continuance of Shareholders' Accounts," new share certificates will not be issued. Following such distribution, the Company will be deregistered and dissolved.

      The obligations of the Company and SoGen Funds under the Agreement are subject to various conditions as stated therein. The Agreement may be terminated or amended at any time prior to the consummation of the Reorganization by action of the Board of Directors of the Company or SoGen Funds, notwithstanding the approval of the Agreement by the shareholders of the Company. No amendment may be made that materially adversely affects the interests of the shareholders of the Company or of the Successor Portfolio.

Summary of Material Differences between the Charters of the Company and SoGen Funds

      If the Reorganization is approved by shareholders of the Company, the Company will become a separate series of SoGen Funds and will be governed in accordance with the Charter and By-laws of SoGen Funds. While the By-laws of each of the Company and SoGen Funds are identical in all significant respects, there are certain differences between the Charters of the two entities. Below is a summary of the material differences between the Charter of the Company and that of SoGen Funds. For the full text of the Company Charter and the SoGen Funds Charter, reference is made to each entity's Charter on file with the Securities and Exchange Commission.

      New Classes or Series of Shares. Under the Company Charter, the Company may issue only a single class of shares. Under the SoGen Funds Charter, the Board of Directors is authorized, without having to obtain shareholder approval, to reclassify (among any new classes and/or series) and issue any authorized but unissued shares of SoGen Funds' common stock.

      Authority to Borrow Money. The Company Charter provides that the Company may not borrow money or issue notes or other evidences of indebtedness except from banks as a temporary measure in exceptional circumstances and if at the time the amount of such borrowing, together with all other borrowing at the time outstanding, would not exceed 10% of the current value of the Company's assets. There is no such restriction in the SoGen Funds Charter, although, as a matter of fundamental investment policy changeable only by shareholder vote, the Successor Portfolio will be subject to identical restrictions on its authority to borrow.

      Issue Price of Shares. The Company Charter provides that no shares of the Company shall be issued or sold, except as a share dividend to shareholders, for less than the net asset value of such share. There is no such provision in the SoGen Funds Charter, although SoGen Funds (like the Company) is subject to
Section 22(d) of the Investment Company Act of 1940 (the "Investment Company Act"), which prohibits, subject to certain limited exceptions, the sale of shares at a price less than their current net asset value.

      Redemptions. The Company Charter provides that payment by the Company to a shareholder for shares redeemed must be made within seven days of the redemption request. The SoGen Funds Charter provides that payment upon redemption must be made within seven business days, although under the Investment Company Act redemption payments may not under normal circumstances be delayed beyond seven calendar days. In addition, whereas the Company Charter mandates that such payments must be made in cash, the SoGen Funds Charter stipulates that such payments may be made in cash or, at the option of SoGen Funds, wholly or partly in such portfolios securities of SoGen Funds as SoGen Funds shall select. (SoGen Funds has no present intention of satisfying redemption requests other than in cash.)

      The Company Charter also permits the Company to charge up to 1% of redemption payments as a redemption fee. The SoGen Funds Charter contains no such provision, although SoGen Funds would have the authority to impose such a charge on shares issued in the future notwithstanding the lack of specific authority in its Charter. While both the Company and SoGen Funds currently have the right to redeem shares in any account if the value of that account drops below $500, the SoGen Funds Charter permits SoGen Funds to set the minimum account balance at any figure not in excess of $100,000. (SoGen Funds has no present intention of raising the minimum required account balance.)

      Limitation of Liability; Indemnification. Both the Company Charter and the SoGen Funds Charter provide for the limitation of liability of the Directors and officers to the fullest extent permitted by the Maryland General Corporation Law. The SoGen Funds Charter additionally provides for the indemnification of the Directors and officers (and further allows for the indemnification of employees and agents) by SoGen Funds, as well as the advancement of expenses to such individuals, to the fullest extent permitted by the Maryland General Corporation Law. The SoGen Funds Charter further provides that no limitation of liability or indemnification shall be effective to protect or purport to protect any director or officer against any liability to SoGen Funds or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Continuance of Shareholders' Accounts

      As a result of the proposed transactions contemplated by the Reorganization, each Company shareholder will cease to be a shareholder of the Company and, as described below, will receive shares of the Successor Portfolio at the rate of one share of the Successor Portfolio (or fraction thereof) for each share of the Company (or fraction thereof) held at the close of business on the business day immediately preceding the date of the consummation of the Reorganization, and the shares of the Successor Portfolio will have an aggregate net asset value equal to the aggregate net asset value of such shareholder's Company shares at the close of business on the business day immediately preceding the date of the consummation of the Reorganization.

      The Successor Portfolio will establish accounts for all Company shareholders containing the appropriate number of shares of the Successor Portfolio. Receipt of such shares by a Company shareholder will be deemed to authorize the Successor Portfolio and its agents to establish for the Company shareholder, with respect to the Successor Portfolio, all of the same (i) account options, including telephone redemptions, if any, (ii) dividend and distribution options, and (iii) options for payment that Company shareholders had elected previously with respect to the Company. Similarly, no further action will be necessary in order to continue any retirement plan currently maintained by a Company shareholder, with respect to shares of the Successor Portfolio.

      No fees will be imposed in connection with the issuance of shares of the Successor Portfolio to the Company shareholders pursuant to the Reorganization.

Liquidation and Termination

      The Company will be liquidated when the Reorganization is consummated, and thereafter, the Company may conduct business only in connection with its termination.

Tax Consequences

      In the opinion of Dechert Price & Rhoads, based on certain facts, assumptions, and representations of the parties, for Federal income tax purposes, the transaction contemplated by the Agreement will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, each series of the SoGen Funds, including the Successor Portfolio, will be treated as a separate entity for federal income tax purposes. While the Company is not aware of any state or local tax consequences of the proposed Reorganization, it has not made any investigation as to such consequences, and shareholders should consult their own tax advisors with respect to such matters.

Shares of SoGen Funds

      The SoGen Funds Board of Directors has the authority under the SoGen Funds Charter to create and classify shares in separate series (i.e., portfolios or funds) or classes of a series without further action by shareholders. The Board has established four series (including SoGen International Fund). Each share of each series has a par value of $0.001, represents an equal proportionate interest in the assets of that series with each other share, and is entitled to such distributions out of the income belonging to the series as are declared by the Directors of SoGen Funds. Upon the liquidation of a series, shareholders thereof are entitled to share pro rata in the net assets belonging to that series available for distribution. The SoGen Funds Charter further authorizes the Board of Directors to classify or reclassify any authorized but unissued shares of a series into one or more additional classes of that series.

      The Board of Directors of SoGen Funds has currently authorized the issuance of one class of each series, although, as indicated above, the Board is contemplating creating an additional class of shares with respect to certain of the four series.

Reorganization Expenses of the Company and the Successor Portfolio

      Each of the Company and the Successor Portfolio will pay its own expenses incurred in connection with the Reorganization or in the event the Agreement is terminated.

Required Vote

      Approval of the Proposal will require the vote of a majority of the Company's outstanding voting securities. The Directors recommend that the shareholders vote in favor of the Proposal.

                             ADDITIONAL INFORMATION

Voting Procedures

      Your vote is important. Because many shareholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy. If you are a shareholder of record, you may vote four ways: (1) by attending the Meeting, (2) by using the toll-free number listed on the proxy card, (3) by voting on the Internet at the address listed on the proxy card, or (4) by marking, signing, dating, and mailing your proxy in the postage-paid envelope provided.

Additional Solicitations

      Shareholder Communications Corporation ("SCC") may be engaged to assist in the solicitation of proxies. As the date of the Meeting approaches, certain shareholders of the Company may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

Proposals of Shareholders

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Company, 1221 Avenue of the Americas, New York, New York 10020, within a reasonable time before the solicitation of proxies for such meeting. Pursuant to its By-laws, the Company does not generally, and has no present intention to, hold annual meetings of shareholders. The timely submission of a proposal does not guarantee its inclusion.

Other Matters

      Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.


                                   By order of the Board of Directors,



                                   PHILIP J. BAFUNDO
                                   Secretary


May 4, 1998

New York, New York

                                                                      APPENDIX A


                      AGREEMENT AND PLAN OF REORGANIZATION
                      ------------------------------------


      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made this [ ] day of April, 1998, by and among SoGen International Fund, Inc., a Maryland corporation ("SoGen International Fund"), on behalf of SoGen International Fund, the sole portfolio of SoGen International Fund (the "Current Portfolio"), and SoGen Funds, Inc., a Maryland corporation ("SoGen Funds"), on behalf of SoGen International Fund, a series of SoGen Funds (the "Successor Portfolio").


                                   WITNESSETH:
                                   -----------

      WHEREAS, SoGen International Fund and SoGen Funds are open-end, registered investment companies of the management type;

      WHEREAS, SoGen International Fund is authorized to issue its shares of common stock, and SoGen Funds is authorized to issue its shares of common stock in separate series, each of which maintains a separate and distinct portfolio of assets;

      WHEREAS, the Current Portfolio is the only portfolio of SoGen International Fund and the Successor Portfolio is one portfolio of SoGen Funds, each of which is diversified;

      WHEREAS, the Current Portfolio owns securities which are assets of the character in which the Successor Portfolio is permitted to invest;

      WHEREAS, the Board of Directors of SoGen International Fund has (a) pursuant to Section 3-105(b) of the Maryland General Corporation Law of the State of Maryland, declared that the transfer of all of the assets and liabilities of the Current Portfolio to the Successor Portfolio is advisable on substantially the terms and conditions set forth herein and has directed that such proposed transaction be submitted for consideration at either an annual or special meeting of the Current Portfolio's shareholders, (b) determined that such transaction is in the best interests of the Current Portfolio and its shareholders, and that the interests of the existing shareholders of the Current Portfolio would not be diluted as a result of this transaction, and (c) determined that subsequent to the consummation of the transaction contemplated by this Agreement the Current Portfolio and SoGen International Fund will cease operations;

      WHEREAS, the Board of Directors of SoGen Funds has determined that the transfer of all of the assets and liabilities of the Current Portfolio to the Successor Portfolio is in the best interest of the Successor Portfolio and its shareholders (it being understood that Societe Generale Asset Management Corp. is the sole shareholder of the Successor Portfolio prior to the consummation of the Reorganization); and

      WHEREAS, the parties hereto intend to provide for the reorganization of the Current Portfolio through the acquisition by the Successor Portfolio of all of the assets, subject to liabilities, of the Current Portfolio in exchange solely for voting shares of common stock, $0.001 par value, of the Successor Portfolio (the "Successor Portfolio Shares"), the dissolution of the Current Portfolio and SoGen International Fund and the distribution to its shareholders of such Successor Portfolio Shares, all pursuant to the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

      NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

      1. Plan of Reorganization and Liquidation.

      (a) SoGen International Fund, on behalf of the Current Portfolio, shall assign, convey, transfer and deliver to the Successor Portfolio at the closing provided for in Section 2 (hereinafter called the "Closing") all of the assets of the Current Portfolio of every kind and nature. In consideration therefor, the Successor Portfolio shall at the Closing (i) assume all of the Current Portfolio's liabilities then existing, whether absolute, accrued, contingent or otherwise, relating to facts and circumstances which occurred prior to the Closing Date, and involving the Current Portfolio, and (ii) deliver to the Current Portfolio that number of full and fractional Successor Portfolio Shares which is equal to the number of shares of common stock, $0.001 par value, of the Current Portfolio ("Current Portfolio Shares") issued and outstanding as of the Valuation Time (as defined herein) with each Successor Portfolio Share having a net asset value equal to the net asset value of each Current Portfolio Share. The net asset value per share of the Current Portfolio Shares and the net asset value per share of the Successor Portfolio Shares issued to the Current Portfolio shall be determined by the custodian to SoGen Funds and the custodian to SoGen International Fund, respectively, as of 4:00 p.m., Eastern Time, on the business day immediately preceding the Closing Date (as defined in Section 2 hereof), after the declaration of any dividends on that date (the "Valuation Time"). The determination of each such custodian shall be based upon the valuation policies of the Current Portfolio and shall be conclusive and binding on each of the Successor Portfolio and the Current Portfolio and their respective shareholders.

      (b) Upon consummation of the transactions described in Subsection (a) of this Section 1, the Current Portfolio shall distribute in complete liquidation pro rata to its shareholders of record as of the Closing Date the Successor Portfolio Shares received by the Current Portfolio. Such distribution shall be accomplished pursuant to instructions received by the Successor Portfolio from an authorized officer of SoGen International Fund. In the interest of economy and convenience, certificates representing the Successor Portfolio Shares will not be physically issued.

      (c) Prior to the Closing, SoGen International Fund shall use its best efforts to discharge all known and contingent liabilities. Any reporting responsibility of SoGen International Fund under Federal, state, local and foreign securities or tax laws, or any other law, is and shall remain the responsibility of SoGen International Fund pertaining to the Current Portfolio and its agents. All books and records of SoGen International Fund shall, to the fullest extent permitted by law, be turned over to SoGen Funds on the Closing Date to the extent, and in the manner, directed by SoGen Funds; provided, however, that SoGen International Fund shall have access to those books and records relevant to any returns, reports or notices that it is responsible for preparing and filing after the Closing Date under the terms of this Agreement.

      (d) As promptly as practicable after the Closing Date, the Current Portfolio and SoGen International Fund shall be terminated pursuant to the provisions of the laws of the state of Maryland and SoGen International Fund's Charter and an application prepared, executed and filed with the Securities and Exchange Commission (the "SEC") seeking, and SoGen International Fund shall use its best efforts to obtain, an SEC order declaring that SoGen International Fund has ceased to be a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). SoGen Funds, however, shall be permitted in its discretion to carry forward the election made by SoGen International Fund pursuant to Rule 24f-2 under the 1940 Act. If directed to do so by SoGen Funds or its agents, SoGen International Fund shall promptly file a notice pursuant to such Rule 24f-2 for the Current Portfolio's fiscal period ending on the Closing Date. After the Closing Date, SoGen International Fund shall not conduct any business except in connection with its termination and deregistration.

      2. Closing and Closing Date. The Closing shall occur at the offices of Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112, at 10:00 a.m. on July 31, 1998 or at such later time and date, or at such other location, as the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business of SoGen Funds on the Closing Date unless otherwise provided.

      3. Delivery of Portfolio Securities and Other Assets. Portfolio securities held by the Current Portfolio and represented by a certificate or written instrument shall be made available by SoGen International Fund or on its behalf to the custodian of the Successor Portfolio (including subcustodians as directed by SoGen Funds) for examination no later than five (5) business days preceding the Closing Date. Such portfolio securities (together with any cash or other assets) shall be delivered by the Current Portfolio to the custodian for the account of the Successor Portfolio on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof. Portfolio securities and instruments deposited with a securities depository shall be delivered by book entry in accordance with customary practices of such depositories and the custodian. All necessary taxes including, without limitation, all necessary federal and state stock transfer stamps shall have been paid prior to delivery. Cash, as directed by SoGen Funds, shall be physically delivered in the form of currency or shall be transferred by wire transfer of federal funds.

      In complying with the provisions of this Section 3, SoGen International Fund and SoGen Funds, having due regard for the types of assets involved, local custom and the requirements of the 1940 Act as to custody arrangements, shall instruct their respective custodians and subcustodians to cooperate to the end that all securities and other assets of the Current Portfolio are in proper form for transfer and in the custody of the Successor Portfolio at such time or times as will facilitate the closing of the transactions contemplated by this Agreement at the time selected by the parties for the Closing.

      4. Representations and Warranties of SoGen International Fund. SoGen International Fund represents and warrants to SoGen Funds as follows:

      (a) The Current Portfolio is the sole portfolio of SoGen International Fund, a Maryland corporation duly organized and validly existing under the laws of the State of Maryland. SoGen International Fund has the corporate power to own all of its properties and assets and to carry on its business as it is now being conducted.

      (b) SoGen International Fund is registered under the 1940 Act as an open-end management investment company, and SoGen International Fund's registration statement under the 1940 Act classifies SoGen International Fund as a diversified investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      (c) SoGen International Fund has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by its Directors, and, except for approval of this Agreement by the shareholders of the Current Portfolio, no other approvals by the Directors or shareholders of SoGen International Fund are necessary to authorize this Agreement and the transactions contemplated with respect to the Current Portfolio (other than proceedings with respect to the termination of the Current Portfolio and SoGen International Fund).

      (d) SoGen International Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree that would be violated by its executing and carrying out this Agreement on behalf of the Current Portfolio.

      (e) The Current Portfolio is authorized to issue 250,000,000 shares of common stock, par value $0.001 per share, all of one class, of which as of March 31, 1998, [ ] shares were outstanding and no shares were held in the treasury of SoGen International Fund. All of the outstanding shares of the Current Portfolio have been duly authorized and are validly issued, fully paid and nonassessable. Since SoGen International Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Current Portfolio may change prior to the Valuation Time.

      (f) The audited financial statements of the Current Portfolio for the years ended March 31, 1997 and 1996 and unaudited financial statements for the six months ended September 30, 1997 (the "Current Portfolio

Financial Statements"), previously delivered to SoGen Funds, (a) are correct and complete in all material respects and in accordance with the books and records of the Current Portfolio in all material respects, (b) fairly present the financial position, assets and liabilities of such Portfolio as of such dates, and the results of its operations and changes in its net assets for the periods then ended, and (c) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby.

      (g) Since September 30, 1997, there has not been any material adverse change in the Current Portfolio's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, such as a decline in net asset value due to fluctuations in the market value of the portfolio assets of the Current Portfolio, or any incurring by SoGen International Fund, on behalf of the Current Portfolio, of any indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by SoGen Funds.

      (h) As of the Valuation Time, the audited financial statements of the Current Portfolio for the year ended March 31, 1998 will (a) be correct and complete in all material respects and in accordance with the books and records of the Current Portfolio in all material respects, (b) fairly present the financial position, assets and liabilities of such Portfolio as of such date, and the results of its operations and changes in its net assets for the periods then ended, and (c) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period covered thereby.

      (i) As of the Valuation Time, there will be no liabilities of the Current Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in an unaudited statement of assets and liabilities of the Current Portfolio dated as of the Closing Date prepared in accordance with generally accepted accounting principles consistently applied and certified by the Treasurer of the Current Portfolio.

      (j) There are no claims, actions, suits, proceedings or investigations pending before any court or governmental body or, to the knowledge of SoGen International Fund, threatened that would adversely affect the Current Portfolio or its assets or business or that would prevent or hinder consummation of the transactions contemplated hereby and SoGen International Fund knows of no facts that might form the basis for the institution of such claims, actions, suits, proceedings or investigations.

      (k) Except for contracts relating to the purchase or sale of securities made in the ordinary course of business in accordance with the objectives and policies of the Current Portfolio and for contracts included as Exhibits in the registration statement on Form N-1A of SoGen International Fund under which no default exists, SoGen International Fund, on behalf of the Current Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

      (l) All federal, state, local and foreign tax returns and similar reports (including information returns and similar reports) required to be filed by or on behalf of the Current Portfolio the due date of which (including any extensions thereof) is on or before the Closing Date have been filed and all taxes and any interest, penalties or additions to tax payable pursuant to such returns have been paid. Since its inception, the Current Portfolio has continuously elected and qualified to be treated as a "regulated investment company" under Subchapter M of the Code and has been continuously eligible to compute, and has for each taxable year computed, its federal income tax under
Section 852 of the Code. The Current Portfolio is, and for its entire taxable year that includes the Closing Date will be, an investment company that meets the requirements for qualification as, and elects to be treated as, a regulated investment company as defined in Section 368(a)(2)(F)(i) and (iii) of the Code, and will for that taxable year compute its federal income tax under Code Section 852.

      (m) The information to be furnished by SoGen International Fund for use in any applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

      (n) In connection with SoGen International Fund's proxy materials referred to in Section 6, the proxy materials, insofar as they relate to the Current
Portfolio: (i) will comply in all material respects with the provisions of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the 1940 Act and the rules and regulations thereunder, and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6 hereof and at the Valuation Time, insofar as they relate to the Current Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (o) At the Valuation Time, except to the extent that SoGen International Fund otherwise shall have notified SoGen Funds in writing, (i) SoGen International Fund, on behalf of the Current Portfolio, will have full right, power and authority to sell, assign, transfer and deliver the Portfolio's assets free of any liens or other encumbrances and upon delivery and payment for such assets, SoGen Funds will acquire good and marketable title thereto; and none of the assets of the Current Portfolio, upon acquisition thereof by the Successor Portfolio as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof.

      (p) As of March 31, 1998, the assets of the Current Portfolio aggregated $[ ], calculated based on the valuation policies of SoGen International Fund then currently in effect.

      5. Representations and Warranties of SoGen Funds. SoGen Funds represents and warrants as follows:

      (a) The Successor Portfolio is a series of SoGen Funds, a Maryland corporation duly organized, validly existing and in good standing under the laws of the state of Maryland. SoGen Funds has the corporate power to own all of its properties and assets and to carry on its business as it is now being conducted.

      (b) SoGen Funds is registered under the 1940 Act as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      (c) SoGen Funds has the corporate power to enter into this Agreement on behalf of the Successor Portfolio and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by its Directors and no other proceedings by SoGen Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated with respect to the Successor Portfolio.

      (d) SoGen Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree that would be violated by its executing and carrying out this Agreement on behalf of the Successor Portfolio.

      (e) The Successor Portfolio is authorized to issue 500,000,000 shares of common stock, par value $0.001 per share, of which as of the date of this Agreement, no shares were, and as of the closing will be, outstanding, other than shares issued to the initial shareholder of the Successor Portfolio in connection with the preparation for the commencement of operations of the Successor Portfolio with an aggregate net asset value of not more than $10.00.

      (f) The financial statements of SoGen Funds dated March 31, 1997, previously delivered to SoGen International Fund, do, and the financial statements of SoGen Funds dated March 31, 1998, to be delivered to SoGen International Fund prior to the Valuation Time, will fairly present the financial position of SoGen Funds as of such date, and the results of its operations and changes in its net assets for the year then ended. The Successor Portfolio has not yet commenced operations.

      (g) There are no claims, actions, suits, proceedings or investigations pending before any court or governmental body or, to the knowledge of SoGen Funds, threatened that would adversely affect the Successor Portfolio or its assets or business or that would prevent or hinder consummation of the transactions contemplated hereby and SoGen Funds knows of no facts that might form the basis for the institution of such claims, actions, suits, proceedings or investigations.

      (h) Except for contracts relating to the purchase or sale of securities made in the ordinary course of business in accordance with the objectives and policies of the Successor Portfolio and for contracts, including Plans adopted in accordance with Rule l2b-1 under the 1940 Act and agreements entered into pursuant thereto, included as Exhibits in the registration statement on Form N-1A of SoGen Funds under which no default exists, SoGen Funds, on behalf of the Successor Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

      (i) Prior to the Closing Date, the Successor Portfolio will have no assets. The Successor Portfolio will qualify to be treated as a "regulated investment company" under Subchapter M of the Code and will be eligible to, and will for its first taxable year which ends after the Closing Date, compute its federal income tax under Section 852 of the Code.

      (j) SoGen Funds will cooperate with SoGen International Fund and will furnish information to SoGen International Fund relating to SoGen Funds and the Successor Portfolio required by law for the proxy materials referred to in
Section 6.

      (k) The Successor Portfolio Shares to be issued to the Current Portfolio have been duly authorized and, when issued and delivered pursuant to the Agreement, will be legally and validly issued and will be fully paid and nonassessable by SoGen Funds, and no shareholder of SoGen Funds will have any preemptive right, or right of subscription or purchase in respect thereof.

      6. Covenants of the Parties. SoGen International Fund and SoGen Funds shall take all necessary actions as soon as is reasonably practicable after the execution of this Agreement to effectuate the closing, including holding a meeting of the Current Portfolio shareholders to consider the transactions contemplated hereby and SoGen International Fund preparing and filing proxy materials with the SEC complying in all material respects with the 1934 Act and the 1940 Act and applicable rules and regulations thereunder relating to such meeting. After the Closing Date, SoGen International Fund shall file on behalf of the Current Portfolio any federal, state, local and foreign tax returns and similar reports (including information returns and similar reports) required to be filed by or on behalf of the Current Portfolio and shall timely file all notices to shareholders as required under Subchapter M of the Code for all taxable years to and including the Closing Date that have not been filed by or on the Closing Date. SoGen International Fund shall pay all taxes and any interest, penalties or additions to tax payable pursuant to such returns. The Successor Portfolio shall assume and pay any and all obligations and liabilities of the Current Portfolio which become known following the Closing Date and shall indemnify and hold harmless SoGen International Fund for any loss, cost, damage or expense arising as a result of any and all obligations and liabilities of the Current Portfolio which were not reflected in the unaudited statement of assets and liabilities prepared as of the Valuation Time pursuant to Subsection 4(h) and reviewed by KPMG Peat Marwick LLP ("KPMG"), independent auditors to SoGen International Fund, pursuant to Subsection 7(i) of this Agreement. As promptly as possible after the Closing Date, SoGen International Fund shall liquidate and terminate in accordance with all applicable state and federal laws and shall file any documents (including any final tax returns) required by such laws to effect such liquidation and termination. Further, SoGen Funds shall undertake to file a post-effective amendment to its Registration Statement on Form N-1A in order to permit the continuous public offering of shares of the Successor Portfolio immediately following the Closing.

      If, as a result of a position, whether or not publicly announced, taken by the staff of the Securities and Exchange Commission, or otherwise, counsel for SoGen Funds determines that it would be advisable for SoGen Funds to register the Successor Portfolio Shares to be offered and sold in connection with the reorganization contemplated by this Agreement on Form N-14 under the Securities Act of 1933, as amended, the parties hereto shall execute an amendment to this Agreement, modifying the representations and warranties set forth in this Agreement to reflect the same and adding such additional representations and warranties as are agreed and as are customary in agreements for the acquisition of the assets subject to liabilities of one registered investment company for shares of another registered investment company.

      7. Conditions Precedent to Closing. The obligations of SoGen International Fund and SoGen Funds to effect the transaction contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) This Agreement and the reorganization contemplated hereby shall have been duly approved by the requisite vote of the Boards of Directors of SoGen International Fund and of SoGen Funds and the shareholders of the Current Portfolio and copies of the resolutions evidencing such approval, certified by the Secretary of SoGen International Fund or SoGen Funds, as the case may be, shall be delivered at the Closing.

      (b) Each of SoGen International Fund and SoGen Funds shall deliver at the Closing a certificate executed in its name by its respective President, a Vice President or Secretary dated as of the Closing Date to the effect that the representations and warranties made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated herein.

      (c) SoGen International Fund and SoGen Funds shall have received an opinion of Dechert Price & Rhoads substantially to the effect that based on certain facts, assumptions and representations of the parties, for federal income tax purposes, the Reorganization contemplated by this Agreement will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.

      (d) All filings shall have been made with, and all authority and orders shall have been received from, the SEC and state securities commissions as may be necessary in the opinion of Dechert Price & Rhoads to permit the parties to carry out the transactions contemplated by this Agreement and to permit the continuous public offering of shares of the Successor Portfolio immediately following the Closing, and the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin under Section 25(c) of the 1940 Act the consummation of the transactions contemplated hereby.

      (e) The parties shall have received on the Closing Date an opinion of Dechert Price & Rhoads substantially to the effect that (i) the representations and warranties contained in Subsections 4(b) and 4(c) hereof are accurate; (ii) the Current Portfolio is a series of SoGen International Fund; (iii) SoGen International Fund has the power to own its properties and assets and to carry on its business as an investment company in each case in accordance with the description thereof in SoGen International Fund's registration statement under the 1940 Act; and (iv) in the opinion of Dechert Price & Rhoads, in the absence of judicial authority directly in point, it is more likely than not that a court sitting in the state of Maryland and applying Maryland law, including Maryland choice of law principles, would find that SoGen International Fund is a duly established corporation.

      (f) The parties shall have received on the Closing Date an opinion or opinions of Dechert Price & Rhoads satisfactory to each party to the effect that the representations and warranties contained in Subsections 5(a), 5(b), 5(c) and 5(k) hereof are accurate.

      (g) SoGen Funds shall have received on the Closing Date a comfort letter from KPMG to the effect that KPMG has reviewed unaudited statements of assets and liabilities of the Current Portfolio for the period beginning April 1, 1998 and ending on the Closing Date as required by Subsection 4(i) of this Agreement, and based upon such review, (a) nothing has come to their attention which would cause them to believe that the Current Portfolio would not qualify as a regulated investment company under the Code for the period ended March 31, 1998, and for the period ending on the Closing Date, and (b) nothing has come to their attention which would cause them to believe that the information reflected in such unaudited statement of assets and liabilities does not fairly present the financial condition of the Current Portfolio at the Closing Date.

      8. Amendment. This Agreement may be amended at any time by action of the Directors of SoGen International Fund and the Directors of SoGen Funds, notwithstanding approval thereof by the shareholders of the Current Portfolio, or a duly authorized officer thereof, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the Current Portfolio or of the shareholders of the Successor Portfolio.

      9. Termination. The Directors of SoGen International Fund and the Directors of SoGen Funds may terminate this Agreement and Plan of Reorganization and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Current Portfolio. In the event that the Directors of SoGen International Fund or the Directors of SoGen Funds either acting alone or by mutual agreement for any reason shall have determined to terminate this Agreement or abandon the reorganization contemplated hereby, each party to the Agreement shall bear its own expenses in connection with preparing for the reorganization, including but not limited to legal, accounting and printing costs related to the preparation of any and all proxy statements.

      10. No Broker's or Finder's Fee. SoGen International Fund and SoGen Funds each represents that there is no person who has dealt with it, who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

      11. Survival of Representations, etc. The representations, warranties, covenants and agreements of the parties contained herein shall survive the Closing Date. After SoGen International Fund is terminated, the Successor Portfolio shall be responsible for any and all obligations of, and claims made against, SoGen International Fund or the Current Portfolio arising after the Closing.

      12. Waiver. SoGen International Fund or SoGen Funds, after consultation with their respective counsel and by consent of their respective Boards of Directors, Executive Committees or an officer authorized by such Board of Directors, may waive any condition to their respective obligations hereunder if in their judgment such waiver will not have a material adverse effect on the interests of the shareholders of SoGen International Fund or of the shareholders of SoGen Funds. If the transactions contemplated by this Agreement have not been substantially completed by July 31, 1999 then the Agreement shall automatically terminate on that date unless a later date is agreed to in writing by both SoGen International Fund and SoGen Funds.

      13. Reliance. All covenants, agreements, representations and warranties made under this Agreement shall be deemed to have been material and relied upon by each of the parties notwithstanding any investigation made by such party or on its behalf.

      14. Notices. All notices required or permitted under this Agreement shall be given in writing (i) to SoGen International Fund, 1221 Avenue of the Americas, New York, NY 10020, and (ii) to SoGen Funds, 1221 Avenue of the Americas, New York, New York 10020, or at such other place as shall be specified in a written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first class mail, postage prepaid and telecopy.

      15. Expenses and Indemnification. The Current Portfolio and the Successor Portfolio each shall bear its own expenses relating to the reorganization contemplated hereby, except as otherwise provided in this Section 15, including but not limited to legal, accounting and printing costs related to the preparation of any and all proxy statements. SoGen International Fund shall bear all expenses incurred in connection with the dissolution and deregistration of SoGen International Fund and the Current Portfolio. The Successor Portfolio shall, subject to the provisions of Section 17(h) of the 1940 Act, indemnify and hold harmless the Directors of SoGen International Fund, and advance expenses in connection therewith, against any and all claims made, and liabilities arising out of claims made, on or after the Closing Date relating to the Current Portfolio and arising out of acts or omissions occurring prior to the Closing Date to the maximum extent that such Directors would have been indemnified, and their expenses advanced, by SoGen International Fund pursuant to SoGen International Fund's Charter.

      16. Assignment. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the other parties' written consent. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      17. Miscellaneous Provisions. This Agreement shall be governed by and carried out in accordance with the laws of the State of New York. It may be executed in several counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement.

      IN WITNESS HEREOF, the parties have hereunto caused this Agreement and Plan of Reorganization to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                       SOGEN INTERNATIONAL FUND, INC. (on behalf of the SoGen International Fund, the sole portfolio thereof)


                                       -----------------------------------------
                                       By:


ATTEST:
(Seal)


--------------------------------
By:

                                       SOGEN FUNDS, INC. (on behalf of the SoGen
                                       InternationalFund, a series thereof)


                                       -----------------------------------------
                                       By:
ATTEST:
(Seal)


--------------------------------
By:

                    VOTE BY TOUCH TONE PHONE OR THE INTERNET
                            CALL TOLL FREE: 1-800-[ ]
                          OR VISIT OUR WEBSITE: www.[ ]
        (See above for further instructions to vote by phone or internet)

                         SOGEN INTERNATIONAL FUND, INC.

PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Special Meeting of Shareholders -- July 17, 1998

      The undersigned hereby appoints [ ], [ ] and [ ], and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of SoGen International Fund, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of the Company, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Friday, July 17, 1998 at 9:00 a.m., and at any adjournments and postponements thereof (the "Meeting").

      Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item below.

      The Directors of the Company recommend that you vote FOR the proposal set forth below.

1. To approve a proposal to reorganize the Company as a newly-organized separate investment portfolio of SoGen Funds, Inc.

             [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                 (Continued and to be signed on the other side.)

(Continued from other side.)

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the Proposal.



                                   Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


                                   ---------------------------------------------
                                            (Signature of Shareholder)

                                   ---------------------------------------------
                                        (Signature of joint owner, if any)

                                   Dated,                            , 1998
                                         ----------------------------



              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED